EXHIBIT 32.1
                                                                    ------------

                      NORTHERN STATES FINANCIAL CORPORATION
                      -------------------------------------






Section 906 Certification

     We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this quarterly report of Northern States Financial Corporation on Form 10-Q for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Northern States Financial Corporation as of and for the periods covered by the Report.




Date:       November 9, 2005              By:      /s/ Fred Abdula
      -------------------------------        -----------------------------------
                                                   Fred Abdula
                                                   Chairman of the Board of
                                                   Directors and President



Date:       November 9, 2005              By:      /s/ Thomas M. Nemeth
      -------------------------------        -----------------------------------
                                                   Thomas M. Nemeth
                                                   Vice President and Treasurer